FORBEARANCE AGREEMENT

This Forbearance Agreement ("**Agreement**") is executed this 31st day of March, 2021, (the "**Effective Date**"), by and between AMERICAN REBEL HOLDINGS, INC., a Nevada corporation ("**Borrower**") and CORY ROYER, an individual ("**Lender**"). Borrower and Lender are hereby sometimes collectively referred to as the "**Parties**" and each individually as a "**Party**."

RECITALS

The following recitals (the "**Recitals**") are a material part of this Agreement.

A. Lender is the owner and holder of the note ("**First Note**") evidenced by that certain Convertible Term Note dated June 10, 2020, and executed by Borrower in favor of Lender, in the original maximum principal amount of $100,000.00.

B. Lender is the owner and holder of the note ("**Second Note**") evidenced by that certain Convertible Term Note dated June 18, 2020, and executed by Borrower in favor of Lender, in the original maximum principal amount of $101,000.00.

C. Lender is the owner and holder of the note ("**Third Note**") evidenced by that certain Convertible Term Note dated June 29, 2020, and executed by Borrower in favor of Lender, in the original maximum principal amount of $50,000.00.

D. Lender is the owner and holder of the note ("**Fourth Note**") evidenced by that certain Convertible Term Note dated July 3, 2020, and executed by Borrower in favor of Lender, in the original maximum principal amount of $102,000.00.

E. The First Note, Second Note, Third Note, and Forth Note (hereby sometimes collectively referred to as the "**Notes**" and each individually as a "**Note**"), this Agreement, all other existing or future documents evidencing, securing, or executed in connection with the Notes, and all documents that hereafter modify, amend, extend, restate, replace, or otherwise affect any of the Notes or any of the foregoing documents are herein sometimes collectively referred to as the "**Loan Documents**" and each individually a "**Loan Document**." All liabilities, Indebtedness and obligations now or hereafter owed to Lender under the Loan Documents or otherwise in connection with the Notes are sometimes referred to herein as the "**Obligations**". All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Loan Documents, as in effect on the Effective Date.

F. Borrower acknowledges and agrees that, under each Note, Borrower has failed to pay the Principal Amount together with any accrued and unpaid interest thereon on or before the Maturity Date, and, accordingly, an Event of Default occurred under the:

1. First Note no earlier than December 10, 2020 ("**First Note Default Date**");
2. Second Note no earlier than December 18, 2020 ("**Second Note Default Date**");
3. Third Note no earlier than September 29, 2020 ("**Third Note Default Date**"); and
4. Fourth Note no earlier than October 3, 2020 ("**Fourth Note Default Date**").

Borrower further acknowledges and agrees that each Event of Default (collectively the "**Existing Defaults**") remains in existence, and Lender has the right to commence enforcement of any and all remedies available to it under the Loan Documents and applicable law. The aforesaid enumeration of the Existing Defaults is not intended by the Parties to constitute a waiver by Lender of any other default that may now exist under the Loan Documents or waive Borrower's defenses or potential counterclaims.

G. The amount currently owed to Lender by Borrower under the Loan Documents is, as of March 29, 2021, $273,187.50 in principal plus interest as indicated in the Notes, in an amount no less than $10,000.00 as of March 29, 2021. Borrower agrees that Lender's attorneys' fees and costs of $4,000.00[1] are part of the Indebtedness under the terms of the Loan Documents and are reasonable in nature, are presently due and owing in full to Lender by Borrower, and Borrower irrevocably waives any argument to the contrary. The amounts stated in this Recital G together with interest continuing to accrue after March 29, 2021, together with attorneys' fees and costs incurred by Lender in connection with the Notes, and together with any other amounts owing or which become owing under the Loan Documents, are sometimes referred to herein collectively as the "**Indebtedness**."

H. Borrower has requested that Lender forbear in the pursuit of Lender's remedies with respect to the Loan Documents. Subject to execution of the terms of this Agreement and any other documents called for under the terms of this Agreement, Lender is willing to temporarily forbear such pursuit provided that: (1) Borrower acknowledges the Existing Defaults under the Loan Documents and the current amounts due and owing as described in this Agreement; (2) all rights and remedies of Lender under the Loan Documents continue in full force and effect; (3) Borrower releases any and all claims they may have against Lender and others, as provided herein; and (4) Borrower fulfills all conditions and complies with all of the terms and provisions stated in this Agreement and the Loan Documents and performs all other acts necessary to give effect to the agreements stated in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals; Acknowledgments. The Recitals set forth above are true and accurate, are a material part of this Agreement, and are hereby incorporated by reference, and the Parties are entitled to rely thereon. The Indebtedness is validly and unconditionally due and owing to Lender in full, in accordance with the terms thereof, as modified hereby, and, as of the Effective Date, the Borrower has no defenses, claims, counterclaims, setoffs, recoupments or other rights that could be asserted to impair, delay, or adversely affect Lender's receipt of full payment and performance of all obligations owed to Lender under the Loan Documents, and any such defenses are hereby irrevocably waived. Without in any manner limiting the generality of the foregoing, as material representations for Lender to enter into this Agreement, Borrower represents, warrants and acknowledges that the Loan Documents were entered into for a commercial or business purpose, and not a family, personal or household purpose.

[1] Attorneys fees are estimated as of March 29, 2021.

2. Conditions to Effectiveness of This Agreement. Lender's agreement to forbear under Section 3 shall be effective only when this Agreement has been signed and delivered by each of the Parties hereto and Borrower has delivered the following to Lender or performed the following to the satisfaction of Lender in Lender's sole discretion (any of which may be waived in writing by Lender at any time), Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.

3. Forbearance Period. Subject to the terms of this Agreement, Lender agrees to forbear from enforcement of the Notes ("**Lender's Rights**") as a result of the Existing Defaults for a period of time beginning on the Effective Date and ending on **December 1, 2021** (the "**Forbearance Expiration Date**"). Subject to the terms and conditions set forth herein, for the period beginning on the Effective Date and ending on either (a) the Forbearance Expiration Date or (b) the date of a Forbearance Termination Event (as defined below), whichever shall first occur, Lender shall forbear from enforcing Lender's Rights under the Loan Documents (such period of forbearance being herein referred to as the "**Forbearance Period**"), provided, however, (i) that this forbearance shall not constitute a release or waiver of any defaults under any of the Loan Documents, including the Existing Defaults, or any rights, remedies, or actions which may be available to Lender under any of the Loan Documents, or under applicable law, or in equity, and (ii) Lender's agreement to forbear is expressly limited to Lender's Rights and shall not preclude Lender from pursuing any other rights and remedies which may be available to Lender under the Loan Documents, at law, or in equity, and (iii) that each of the Loan Documents is valid, binding and enforceable against Borrower in accordance with its terms and continues to be valid, binding, and enforceable after execution of this Agreement

4. Payments to Lender.

(a) Attorney Fees, Costs, and Expenses. Subject to the terms of Paragraph 5, Borrower agrees (a) to pay or reimburse Lender $4,000 for all reasonable out-of-pocket costs and expenses incurred in connection with the drafting and negotiation of this Agreement and the exhibits and schedules hereto, and (b) to pay or reimburse Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such reasonable out-of-pocket costs and expenses incurred during any "workout" or restructuring in respect of the Indebtedness and during any legal proceeding, including any proceeding under any receivership, bankruptcy or similar proceeding) including all attorneys fees, expert fees and costs, and other costs and expenses. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Lender and the cost of independent public accountants and other outside experts retained by Lender. The agreements in this Section shall survive the repayment, satisfaction or discharge of all other Indebtedness.

(b) Initial Payment. Borrower agrees to timely pay Lender $100,000.00 on or before April 1, 2021. (the "**Initial Payment**")

(c) Installment Payments. Borrower agrees to timely pay Lender in eight installments as follows:

(1) $21,648.44 on May 1, 2021;
(2) $21,648.44 on June 1, 2021;
(3) $21,648.44 on July 1, 2021;

(4) $21,648.44 on August 1, 2021;
(5) $21,648.44 on September 1, 2021;
(6) $21,648.44 on October 1, 2021;
(7) $21,648.44 on November 1, 2021; and
(8) $21,648.42 on December 1, 2021.

(collectively the "**Installment Payments**" and with the Initial Payment, the "**Forbearance Payments**"). There shall be no right to cure any missed Forbearance Payments and all such payments must be timely received by Lender. The Borrower may, at its election, repay the Installment Payments in whole or in part at any time prior to the Forbearance Expiration Date without premium or penalty, provided that all previous Forbearance Payments have been timely received by Lender prior to such election.

(d) Final Payment. Unless all Forbearance Payments are timely made by Borrower and received by Lender, and subject to the terms of Paragraph 5, on or prior to the Forbearance Expiration Date, or upon the occurrence of a Forbearance Termination Event (as defined below), whichever shall first occur, Borrower shall pay to Lender the entire amount of the Indebtedness then due and owing (the "**Final Payment**") and be in default under the Loan Documents if that payment is not made.

(e) Indemnification. If any of the Lender Released Parties (as defined below) is compelled to surrender any payment made hereunder, for any reason (including pursuant to a determination that such payment is void or voidable as a preference or fraudulent conveyance), then Borrower shall be liable for, and shall indemnify, defend and hold harmless the Lender Released Parties, up to an amount equal to the principal amount of the Notes, with respect to, the full amount so surrendered together with any other related claims, losses, liabilities, crossclaims, defenses, counterclaims, obligations, causes of action, suits, debts, liens, damages, judgments, demands, orders, penalties, settlements, costs and expenses (including legal fees incurred by any of the Lender Released Parties) of any kind or nature whatsoever resulting from or related to, whether directly or indirectly, any portion of the payment that any of the Lender Released Parties are required to disgorge, relinquish or return. The provisions of this Section 4 shall survive the termination of this Agreement and the other Loan Documents and shall remain effective notwithstanding the payment of the Indebtedness, the cancellation of any Loan Document, the release of any lien, security interest or other encumbrance securing Indebtedness, or any other action which Lender may have taken in reliance upon the receipt of such payment.

5. Conditional Release of Borrower. Notwithstanding anything to the contrary set forth in this Agreement or the Loan Documents, after Borrower's full and timely payment of all Forbearance Payments and provided no Insolvency Event (as defined in Paragraph 7(d)) has occurred in the 91 days after clearance of the final Forbearance Payment, Lender agrees to remise, release, acquit and forever discharge Borrower, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, insurers, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents and all affiliated, parent or subsidiary companies, entities, or divisions, and all those who are or may be liable on its behalf from any and all actions, claims, debts, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that Lender now has or may hereafter have by reason of any act, omission, matter, cause or thing, arising out of or relating to the Notes, Indebtedness or the Loan Documents. If an Insolvency Event occurs in the 91 days after

clearance of the final Forbearance Payment, no release by Lender of Borrower will occur under this Agreement.

6. Status and Effect of the Loan Documents. Borrower acknowledges, confirms and agrees that:

(a) The Loan Documents (including this Agreement) have been duly authorized, executed, and delivered to Lender, and Lender is the owner and holder of the Loan Documents with authority to enforce the Loan Documents; and

(b) Lender has given and Borrower has received all notices to which Parties are respectfully entitled under the Loan Documents with respect to any default(s), Default(s) or Event(s) of Default under the Loan Documents, all such notices were adequate, and each of the Parties hereby unconditionally waives any and all such notices that Lender might have neglected to give. All notice, grace, or cure periods provided for in the Loan Documents that applied to any default(s), Default(s) or Event(s) of Default by Borrower under the Loan Documents, if any, were duly provided to Borrower and have now expired by their terms. Lender has no further obligation to provide any notice of any default.

7. Forbearance Termination Events. Borrower agrees that the occurrence of any of the following events shall constitute a "**Forbearance Termination Event**" under this Agreement, regardless of the reason or reasons for the occurrence of any such event, whether or not such occurrence is voluntary or involuntary, and whether or not such event occurs by operation of law or from some other cause that is not within the control of Borrower:

(a) Borrower's failure to perform under this Agreement or pay when due any sum Borrower is required to pay under this Agreement or the Loan Documents;

(b) Any failure of Borrower to perform when due any of the covenants, agreements or obligations to be performed under this Agreement or any of the other Loan Documents, excluding the Existing Defaults;

(c) Any of the representations or warranties made by Borrower in this Agreement or in any report, statement or information provided by Borrower to Lender in accordance with the terms of this Agreement shall have been false or misleading in any material respect when made;

(d) Excluding any actions by Lender in violation of this Agreement, if Borrower: (i) institutes or has instituted against it or any of its property, any bankruptcy, reorganization, receivership, conservatorship, custodianship, sequestration, or other similar judicial or nonjudicial proceedings; (ii) makes, permits or agrees to make or permit an assignment or abandonment, whether or not conditional, of some or all of its property for the benefit of some or all of its creditors; (iii) commences or permits, voluntarily or involuntarily, liquidation, dissolution, winding up, repossession, levy or foreclosure, upon or of itself or any of its property; (iv) ceases doing business in the ordinary course; or (v) commits, fails to commit or permits to continue any act or condition which does or could, whether by the passage of time or otherwise, constitute waste or abandonment with respect to any of its property (collectively an "**Insolvency Event**");

(e) Any Forbearance Termination Event shall also constitute an additional default, Default, and Event of Default under all of the Loan Documents, for which no notice shall be required and with respect to which no grace or cure period shall apply. Upon and at any time

after the occurrence of any Forbearance Termination Event, Lender may take any actions or assert any rights available to Lender under the Loan Documents, or applicable law, or in equity, including but not limited to, immediately ceasing the forbearance to which Lender agreed pursuant to Section 3 of this Agreement and commencing and pursuing any or all rights and remedies Lender may have under the Loan Documents or applicable law, all in such order and manner as Lender may elect from time to time in its discretion, as if Section 3 had never been agreed to by Lender; and

(f) Borrower fails to timely make any payment due under this Agreement, including any payment due under Section 4 of this Agreement.

8. Warranties and Representations. Borrower warrants and represents to Lender that:

(a) Borrower has full authority and due capacity to execute, deliver, and perform this Agreement and all documents, instruments and agreements executed in connection herewith;

(b) This Agreement has been duly executed and delivered to Lender by Borrower and is valid, binding, and enforceable against Borrower in accordance with its terms;

(c) To Borrower's knowledge, no breach, default, Default or Event of Default exists under the Loan Documents that has not been communicated to Lender, and no event has occurred and no circumstance, condition, or state of facts exists that with the giving of notice or the passage of time would constitute a default under any Loan Document, except for the Existing Defaults, which shall be deemed to be continuing;

(d) Borrower is not aware of any material violation of any laws affecting Borrower, including, without limitation, fire, zoning, building, health or environmental laws;

(e) Other than threat of litigation made by Digital Ally relating to the repayment of certain promissory notes, no actions, suits or proceedings at law or in equity (including mechanics' or materialmen's claims) are pending in which Borrower has been served with notice of process, or, to the best of Borrower's knowledge, threatened, in any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, against or affecting Borrower;

(f) There is no bankruptcy or receivership proceeding pending or, to the knowledge of Borrower or threatened against Borrower; and

(g) Until the Indebtedness is paid in full, Borrower shall not make any loans to, or pay in part or in full any loans from officers, directors, members of management, or employees of Borrower without the express written prior consent of Lender.

9. Ratification of Obligations. As of the Effective Date:

(a) Borrower hereby expressly, unconditionally, irrevocably and unequivocally (i) ratifies each of its obligations under the Loan Documents (the "**Ratified Obligations**") and confirms that such Ratified Obligations, and all waivers, covenants and agreements by Borrower in the Loan Documents remain in full force and effect for the benefit of Lender, (ii) reaffirm Borrower's continuing absolute liability for (A) all Indebtedness and payment and/or performance of all of the Ratified Obligations, and (B) interest on the items set forth in above,

which will continue to accrue until Borrower pays to Lender the entire amount of the Indebtedness, without any defense or offset whatsoever, to the same extent as if Borrower had executed and delivered the Loan Documents again on the date of this Agreement, and (iii) confirms that such Ratified Obligations have not been modified or amended and that Borrower's liabilities under such Ratified Obligations have not been limited, impaired or affected in any manner by any existing or previous event, fact or circumstance, except by the terms of this Agreement;

(b) The Loan Documents are also hereby modified in all respects necessary to give effect to this Section and the other provisions of this Agreement, and only in such respects, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of any of the other Loan Documents. In all other respects, all Loan Documents shall remain in full force and effect as originally written or previously modified by mutual written agreement of the parties. All of Lender's rights and remedies under the Loan Documents shall continue in full force and effect following the modification thereof by this Agreement. All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Agreement. For all purposes of all Loan Documents this Agreement shall be included within the definition of the term "Loan Documents"; and

(c) Any breach or default of any covenant under this Agreement shall be an "Event of Default" under the other Loan Documents.

10. Conditions to Forbearance; Effects of Forbearance.

(a) Lender's agreement herein to forego immediate pursuit of Lender's Rights constitutes a postponement and forbearance only, and does not in any event constitute a waiver of any such rights or remedies under the Loan Documents, at law, or in equity. No acceptance by Lender of any partial payment of amounts due in respect of the Indebtedness shall constitute an accord and satisfaction or a waiver of any existing defaults under the Loan Documents, including the Existing Defaults, or a waiver, reduction or modification of amounts due in respect of the Indebtedness, except to the extent of such payment accepted by Lender.

(b) Neither the execution of this Agreement, the execution of any document or instrument required hereunder, nor the consummation of the transactions and agreements set forth in this Agreement shall in any manner waive, rescind or cure any Existing Default, or Event of Default under the Loan Documents, reinstate the Notes to a current status, or constitute a novation or an accord and satisfaction.

(c) Borrower agrees that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that Lender may be entitled to take or bring in order to enforce its rights and remedies against Borrower is, to the fullest extent permitted by law, tolled and suspended until the occurrence of a Forbearance Termination Event. Lender retains any and all claims or causes of action, including any tort claims and causes of action (collectively, the "**Claims**"), that Lender may have and that have accrued or may have accrued against Borrower prior to the date of this Agreement, and no term or provision of this Agreement shall be construed as a waiver or release of any Claims by Lender. Borrower knowingly and voluntarily consents to an extension of any statute of limitation applicable to any claims or causes of action of Lender accrued or arising against them or any of them from June 10, 2020 to 90 days following a Forbearance Termination Event and waives any arguments that the statute of limitations, laches, statute of repose or similar provisions under applicable law would apply during such time or as result of such extension of time upon whatever the applicable

statute of limitations, laches, statute of repose or similar provisions under applicable law would provide.

(d) Nothing in this Agreement constitute or establish a course of dealing with respect to compliance with any condition or requirement and Lender shall continue to have the right to require strict compliance of obligations under the Loan Documents.

11. Modifications of Loan Documents. Borrower agrees that the Loan Documents are hereby modified in accordance with the following provisions:

(a) All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Agreement;

(b) All provisions of the Loan Documents requiring any notice to Borrower or to any other person as a condition precedent to the existence of any breach, default, Default, Event of Default, acceleration or remedial action by Lender, creating any grace period during which nonpayment or nonperformance does not constitute a default or that requires Lender to delay remedial action, or granting any period after the giving or receipt of any notice for the cure of any breach, default, Default, or Event of Default under the Loan Documents prior to acceleration or other remedial action by Lender are hereby deleted in their entirety and shall be of no further force or effect with regard to any existing default, Default, or Event of Default by Borrower or any future default, Default, or Event of Default or Forbearance Termination Event;

(c) The Loan Documents are hereby modified in all respects necessary to give effect to this Section and the other provisions of this Agreement, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of any of the other Loan Documents; and

(d) The modifications to the Loan Documents provided for in subparagraphs (a) through (c) of this Section shall remain in effect in any event, whether or not Lender's agreements herein concerning forbearance remain in effect or any Forbearance Termination Event occurs, and notwithstanding any future cure (to Lender's satisfaction) of all existing defaults.

12. Lender's Rights Upon Occurrence of a Forbearance Termination Event. Upon and at any time after the occurrence of any Forbearance Termination Event, Lender may take any actions or assert any rights available to Lender under the Loan Documents, or applicable law, or in equity, including but not limited to, immediately ceasing the forbearance to which Lender agreed pursuant to Section 3 of this Agreement and commencing and pursuing any or all rights and remedies Lender may have under the Loan Documents or applicable law, all in such order and manner as Lender may elect from time to time in its discretion, as if Section 3 had never been agreed to by Lender.

13. Release of Lender. As of the Effective Date, Borrower and its respective past, present and future employees, agents, attorneys, representatives, successors, assigns, and all persons or entities claiming by, through, or under any of them (and their respective successors and assigns, collectively, the "**Releasing Parties**") hereby:

(a) acknowledge, agree and affirm that none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Notes or the Loan Documents (including any

aspect of the origination, administration or enforcement thereof), or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;

(b) remise, release, acquit and forever discharge Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, insurers, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents and all affiliated, parent or subsidiary companies, entities, or divisions, and all those who are or may be liable on its behalf, (collectively, the "**Lender Released Parties**") from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, debts, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of the Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing, from the beginning of the world to and including the date this Agreement is executed and delivered by all parties hereto, including matters arising out of or relating to the Notes, Indebtedness and the Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Releasing Parties and any of the Lender Released Parties concerning the Notes (all of the foregoing released claims are sometimes referred to as the "**Released Claims**");

(c) agree that it is the intention of each of the Releasing Parties that the foregoing release shall be effective with respect to all matters, past and present, known and unknown, suspected and unsuspected. Each of the Releasing Parties realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses which are presently unknown, unanticipated and unsuspected, and the each of the Releasing Parties further agrees that the waivers and releases in this Agreement have been negotiated and agreed upon in light of that realization and that each of the Releasing Parties nevertheless hereby intends to release, discharge and acquit the Lender Released Parties from any such unknown losses, damages, liabilities, costs and expenses. Each of the Releasing Parties further acknowledges that it is assuming a risk with respect to the existence of such unknown or unanticipated claims and agrees that this Agreement applies to such unknown or unanticipated claims. Each of the Releasing Parties expressly waives the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any Released Claims;

(d) agree, jointly and severally, to indemnify the Lender Released Parties for, hold the Lender Released Parties harmless from and against, and undertake the defense of the Lender Released Parties with respect to, all Released Claims that each of the Releasing Parties may assert with respect to any of the Released Claims, despite the existence of the releases granted by the Releasing Parties herein;

(e) acknowledge that Lender is specifically relying upon each of the Releasing Parties' acknowledgements and agreements in this Section in executing this Agreement, and that in the absence of such agreements Lender would be unwilling to agree to the modifications provided for in this Agreement;

(f) agree that all releases and discharges by each of the Releasing Parties in this Agreement shall have the same effect as if each released or discharged matter had been the

subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice;

(g) covenant not to sue the Lender Released Parties for any Released Claims; and

(h) agree nothing in this Section shall release Lender from its obligations under this Agreement.

14. Limitation of Liability. None of the Lender Released Parties shall be liable to Borrower for any action taken by it under the Loan Documents or in connection therewith except that no person shall be relieved of any liability imposed by law for willful misconduct. No claim may be made by Borrower against any of the Lender Released Parties for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether the claim is based in contract or tort or duty imposed by law) arising out of or related to the transactions contemplated by the Loan Documents or any act or omission or event occurring in connection therewith. Borrower hereby waives and releases and agrees not to sue any Lender Released Parties upon any claim for any such damages, whether or no accrued and whether or not known or suspected to exist in its favor.

15. Additional Documents / Further Assurances. Borrower shall at any time, and from time to time, upon the written request of Lender, promptly sign and deliver such further documents and do such further acts and things as Lender may reasonably request to effect the purposes of this Agreement at the sole cost of Borrower.

16. Time is of the Essence. Time is of the essence with respect to all agreements and obligations of Borrower contained herein.

17. Entire Agreement; Written Modifications Only. This Agreement and the documents referred to, contemplated, or required herein, constitute the sole and entire agreement between the Parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of this Section, may not be modified except by written amendment to this Agreement signed by the Parties affected by the same, and the Parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Agreement; (b) waive any and all right to enforce any alleged, non-written amendment to this Agreement; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement.

18. Renewal. To the extent that any payment or payments made to Lender under this Agreement, or the Loan Documents, as each may be amended, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower, whether directly or indirectly as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, or other state or federal law, then the portion of the indebtedness of Borrower intended to have been satisfied by such payment or payments will be revived and will continue in full force and effect as of such payment or payments had never been received by Lender.

19. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties hereto and no persons other than the undersigned and the Lender Released Parties shall be entitled to claim or receive any benefit by reason of this Agreement.

20. Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.

21. Delay Not a Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege under this Agreement or under any document executed in connection herewith shall operate as a waiver of such right, power or privilege and any single or partial exercise of any such right, power or privilege shall not preclude any other or further exercise thereof.

22. Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of each Party's heirs, executors, personal and legal representatives, successors and assigns.

23. Construction of Provisions. The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise:

(a) All references herein to numbered sections or paragraphs, or to lettered exhibits are references to the sections or paragraphs hereof and the exhibits annexed hereto;

(b) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to" or the phrase "without limitation," as the context may require;

(c) All references to indebtedness, obligations, monetary sums or the like that are owed to Lender under this Agreement or the other Loan Documents shall be construed as if followed by the phrase "or any part thereof";

(d) No inference in favor of or against any Party hereto shall be drawn from the fact that such Party has drafted any portion of this Agreement or any other Loan Document;

(e) All references to the Loan shall be deemed to include all existing or future modifications, amendments, extensions, restatements, or replacements of the Loan made by mutual written agreement of the Parties;

(f) Section headings are included in this Agreement for convenience of reference only and shall not constitute part of this Agreement for any other purpose; and

(g) Any action directly prohibited by this Agreement shall not be construed to be permissively taken by any indirect means. Any action or inaction which Lender may or may not take, shall be interpreted as that such action or inaction may be taken or not taken by Lender in its sole and absolute discretion.

24. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the Parties hereto notwithstanding that all such Parties are not signatories to the same counterpart. This Agreement shall become effective when all Parties hereto have executed a counterpart hereof. A signature of a Party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such Party.

25. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without regard to its internal choice of law rules.

26. Conflict. In the event of any conflict between the provisions of this Agreement and the provisions of any Loan Document, the provisions of this Agreement shall control.

27. Waiver of Jury Trial. THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY CONTROVERSY OR CLAIM, WHETHER ARISING IN TORT OR CONTRACT, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH, THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS (INCLUDING THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF), OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY IN CONNECTION HEREWITH OR THEREWITH. EACH PARTY ACKNOWLEDGES AND AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY AN PERSON TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S ENTERING INTO THIS AGREEMENT AND LENDER WOULD NOT HAVE ENTERED INTO THIS AGREEMENT WITHOUT THIS WAIVER. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.

28. Future Negotiations. Borrower acknowledges and agrees that:

(a) Lender has no obligation whatsoever to discuss, negotiate or to agree to any restructuring or extension of the Indebtedness, or any modification, amendment, restructuring or reinstatement of the Loan Documents or to forbear from exercising its rights and remedies under the Loan Documents;

(b) If there are any future discussions among Lender and Borrower concerning any restructuring, modification, amendment or reinstatement with respect to any of the Indebtedness, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Indebtedness, the Loan Documents, or any aspect of any of them shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing (it being agreed that an electronic mail message shall not constitute a writing) and signed by authorized representatives of the Parties; and

(c) Borrower shall not assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this section and irrevocably waives any argument, claim or defense to the contrary.

29. Representation by Counsel. Each Party acknowledges that it is represented and advised by experienced legal counsel of its own choosing, which counsel is experienced in transactions similar to the transaction contemplated herein, as determined by each of the Parties in its sole discretion, or has freely chosen, of its own volition, not to engage such counsel. Each of the Parties further acknowledges that its respective legal counsel has reviewed this Agreement and has advised Parties regarding the consequences of entering into

this Agreement, or, such Party has chosen, of its own volition, not to have such counsel review the Agreement or advice regarding the Agreement's consequences. The Parties are relying on their own investigations and their own decision-making processes in determining to execute and deliver this Agreement, are not relying on the representations or omissions of each other or of Lender or Lender's agents in so doing, and fully understand the terms and provisions of this Agreement and the documents contemplated by or to be executed and delivered in connection with this Agreement.

30. Tax Liability. It is understood by the Parties that Borrower has not relied upon any representation, expressed or implied, made by Lender or any of its representatives, as to the tax consequences of this Agreement, and that Borrower releases Lender and its representatives from any and all liability in connection with any tax consequences associated with this Agreement. Lender is under no duty to pay any withholding tax or other employee or employer related taxes for Borrower. Borrower acknowledges that Lender is not in control of Borrower operations or payroll. Borrower is not an agent, partner of, or joint venture with or of Lender. Borrower warrants and represents that the only relationship between the Lender and Borrower is that of creditor and debtor under applicable law and waive any argument or assertion to the contrary. Lender is protecting its own interest solely as a creditor of Borrower. Nothing contained in this Agreement is intended to create a joint venture, ownership, partnership, tenancy-in-common or joint tenancy relationship between or among Borrower, on the one hand, and Lender, on the other hand, it being understood and agreed that the existing respective relationship of Borrower, as a debtor, and Lender, as a creditor, provided for in the respective Loan Documents and reflected in this Agreement shall remain unchanged.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year stated in the preamble of this Agreement.

AMERICAN REBEL HOLDINGS, INC.

By:______________________________
Charles A. Ross, Jr., CEO/President,
Authorized Signatory

CORY ROYER

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